Policyholder claims and benefits	12 Months Ended
Dec. 31, 2020
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Policyholder claims and benefits
12 Policyholder claims and benefits

	2020	2019	2018
Benefits and claims paid life	16,016	18,824	19,673
Benefits and claims paid non-life	1,489	1,635	1,658
Change in valuation of liabilities for insurance contracts	22,433	30,679	(2,582)
Change in valuation of liabilities for investment contracts	2,086	5,768	(8,143)

Other	(19)	(50)	9
Total	42,006	56,856	10,614
Policyholder claims and benefits includes claims and benefits in excess of account value for products for which deposit accounting is applied and the change in valuation of liabilities for insurance and investment contracts. The lines ‘‘Change in valuation of liabilities for insurance contracts’’ and ‘‘Change in valuation of liabilities for investment contracts’’ reflect movements in technical provisions resulting from “Net fair value change on for account of policyholder financial assets at fair value through profit or loss” included in note 10 Results from financial transactions of EUR 20,982 million positive (2019: EUR 33,188 million positive, 2018: EUR 11,326 million negative). In addition, the line ‘‘Change in valuation of liabilities for insurance contracts’’ includes an increase of technical provisions for life insurance contracts of EUR 3,412 million (2019: increase of EUR 2,490 million, 2018: increase of EUR 1,460 million).